Exhibit 99.1

Capital Senior Living Corporation

Forward-Looking Statements The forward-looking statements in this presentation are subject to certain risks and uncertainties that could cause results to differ materially, including, but not without limitation to, the Company's ability to complete the refinancing of certain of our wholly owned communities, realize the anticipated savings related to such financing, find suitable acquisition properties at favorable terms, financing, licensing, business conditions, risks of downturns in economic conditions generally, satisfaction of closing conditions such as those pertaining to licensures, availability of insurance at commercially reasonable rates and changes in accounting principles and interpretations among others, and other risks and factors identified from time to time in our reports filed with the Securities and Exchange Commission The Company assumes no obligation to update or supplement forward-looking statements in this presentation that become untrue because of new information, subsequent events or otherwise.

Company Overview Capital Senior Living owns and/or operates 66 communities in 23 states with the ability to serve 10,000 residents 58 of these communities are owned or leased with resident capacity of 8,700 Achieved 95% approval rating in 2009 residents' satisfaction survey Owned Leased Joint Venture Managed 0.418 0.441 0.127 0.014 Independent living Assisted living CCRC 0.666 0.264 0.07 Units by Ownership Type Resident Capacity Mix

The Capital Advantage: Senior Living Options Average 131 units per IL community with large common areas and amenities Supportive services, wellness programs, social, recreational, and educational events Average monthly rate of $2,200 100% private pay Average length of resident stay is 34 months Independent Living - 67% of Portfolio

The Capital Advantage: Senior Living Options Average 64 units per AL community Assistance with activities of daily living such as medication reminders, bathing, dressing and grooming Average monthly rate of $3,300 96% private pay Average length of resident stay is 26 months Assisted Living - 26% of Portfolio

Resident Demographics at CSU Communities Average age of resident: 85 years Average age of resident moving in: 82 years Average stay period: 2-3 years Percent of female residents: 80% Resident turnover is primarily attributed to death or need for higher care

CAPITAL SENIOR LIVING CORPORATION

The Capital Advantage: Established Operating Platform (Resident Capacity by State)


MN.
176
NY.
387
CT.
178
MI.
346
IA.
122
NE.
596
OH.
1,228
NJ.
98
IL.
648
IN.
1,227
CA.
407
KS.
169
MO.
348
VA.
153
NC.
463
OK.
143
AR.
321
SC.
436
AZ.
189
MS.
143
TX.
2,088
LA.
136
FL.
182

6

The Capital Advantage: Favorable Demographics US population 75+ years old is estimated to grow by 3.8 million through 2015 Only 1.8 million units serving a population of 18.6 million seniors Current 9.6% penetration rate implies demand growth of 45,000 units per year 2007 2015 East 18.6 22.4 (Population MM) Source: Centers for Medicare & Medicaid Services, Office of the Actuary US Seniors Population Trends (75+ years old) Implied demand growth of 45,000 units per year

The Capital Advantage: Favorable Supply Trends Source: 2009 ASHA/NIC Seniors Housing Construction Trends Report 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 15499 21210 23970 25228 24433 22205 13227 11202 9777 12593 11437 18051 25481 35664 45392 39186 36575 20931 21112 16214 11123 13766 11286 11058 Net Growth in Units - Private Pay Seniors Housing (IL/AL) 76% decline

The Capital Advantage: Competitive Strengths Experienced on-site, regional, and corporate management Larger company economies of scale and systems that yield operating efficiencies in highly fragmented industry Strong institutional relationships (debt and equity) with flexible ownership structures Nimble platform and organizational structure with regional operating centers in geographically concentrated markets Solid reputation in industry and 95% resident satisfaction Disciplined underwriting and successful execution of transactions Operate multiple levels of care Solid balance sheet

The Capital Advantage: Strategy Maximize the value of our operations. Enhance geographic concentration and maximize competitive strengths within each of our markets Increase levels of care through conversions to AL or MC units, acquisition of communities with levels of care and expansion of ancillary services Capitalize on the fragmented nature of the senior living industry with its limited access to capital, demographic demand and constrained supply to strategically expand operations Leverage our existing base of operations, strong institutional relationships and proven track record.

2010 Business Plan Increase occupancy and rate Expense Management External Growth JV Acquisitions Leases Direct acquisitions into Company This 2010 Business Plan is focused on operations, growth and enhancing shareholder value.

Growth Initiatives: Joint Venture Acquisitions Joint venture partners Blackstone Real Estate Advisors GE Healthcare Financial Services Prudential Real Estate Investors Seven communities are owned with joint venture partners Co-invest with joint venture partners to participate in economics: 10% Capital Senior Living 90% JV Partners Earn management fees, return on equity investment and potential for additional incentives

Example of Joint Venture Economics Venture CSU Partner NOI $ 9,000,000 Cap Rate 9.0% Purchase Price $100,000,000 Debt $ 70,000,000 Equity $ 30,000,000 $3,000,000 $27,000,000 Revenues $ 27,000,000 Mgt. Fees (5%) $1,350,000 ROE (14.8%) $ 445,000 $ 4,005,000 Total First Year Return $1,795,000 $ 4,005,000 Total Return % 59.8% 14.8%

Growth Initiatives: Acquisition/Lease Transactions Year 1 Year 2 $ Increase % Increase Revenue $25,000,000 $26,000,000 $1,000,000 4.0% Operating Expense $15,000,000 $15,300,000 $300,000 2.0% EBITDAR $10,000,000 $10,700,000 $700,000 7.0% Lease Expense $8,000,000 $8,200,000 $200,000 2.5% EBITDA $2,000,000 $2,500,000 $500,000 25.0% Example of $100 million acquisition/lease transaction: Completed 29 acquisition/lease transactions for a total value of $334 million since Q4 2005

Income Statement: Q1 Comparison (in millions, except per share) 2010 2009 Resident & Health Care Revenue $42.9 $42.6 Other Revenue 5.0 5.4 Total Revenues $47.9 $48.0 Operating Expenses 26.3 26.0 General & Administrative Expenses 3.0 3.0 Other Expense 4.3 4.7 EBITDAR $14.3 $14.3 Lease Expense 6.4 6.4 Depreciation & Amortization 3.5 3.3 Other Expense 0.3 0.3 Income from Operations $4.1 $4.3 Other Income / (Expense) (2.9) (2.9) Taxes & Minority Interests (0.5) (0.6) Net Income $0.7 $0.8 Earnings Per Share $0.03 $0.03 CFFO Per Share $0.15 $0.15

Since 2006, CSU has significantly strengthened its balance sheet Reduced total mortgage debt by $75.0 million Refinanced or retired $162 million of variable rate debt Reduced average interest rate from 7.5% to 6.0% fixed No mortgage maturities through July 2015 on all fixed rate debt Balance Sheet Strength

Balance Sheet ASSETS ASSETS Cash and Securities $ 35.8 Other Current Assets 14.6 Total Current Assets 50.4 Fixed Assets 298.8 Other Assets 28.7 TOTAL ASSETS $377.9 As of March 31, 2010 (in millions) LIABILITIES & EQUITY LIABILITIES & EQUITY Current Liabilities $ 29.4 Long-Term Debt 173.0 Other Liabilities 16.0 Total Liabilities 218.4 Stockholders' Equity 159.5 TOTAL LIABILITIES & EQUITY TOTAL LIABILITIES & EQUITY $377.9

Investment Highlights Favorable demographics and attractive industry fundamentals Conversion initiatives with significant revenue and margin growth Strong same-store community net income growth Acquisition opportunities in highly fragmented industry Existing infrastructure results in low marginal integration cost Predominately private pay with minimal federal regulation Financial leverage through joint venture partners and REITS Experienced management team with demonstrated ability to operate, acquire and develop

Capital Senior Living Corporation